Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12. COMMITMENTS AND CONTINGENCIES
U.S. Government Cost Claims
From time to time, the company is advised of claims by the U.S. government concerning certain potential disallowed costs, plus, at times, penalties and interest. When such findings are presented, the company and U.S. government representatives engage in discussions to enable the company to evaluate the merits of these claims, as well as to assess the amounts being claimed. Where appropriate, provisions are made to reflect the company’s estimated exposure for such potential disallowed costs. Such provisions are reviewed periodically using the most recent information available. The company believes it has adequately reserved for disputed amounts that are probable and reasonably estimable, and that the outcome of any such matters would not have a material adverse effect on its consolidated financial position as of December 31, 2019, or its annual results of operations and/or cash flows.
Environmental Matters
The table below summarizes the amount accrued for environmental remediation costs, management’s estimate of the amount of reasonably possible future costs in excess of accrued costs and the deferred costs expected to be recoverable through overhead charges on U.S. government contracts as of December 31, 2019 and 2018:

$ in millions	Accrued Costs(1)(2)	Reasonably Possible Future Costs in excess of Accrued Costs(2)	Deferred Costs(3)
December 31, 2019	$531	$448	$436
December 31, 2018	461	374	343

(1)	As of December 31, 2019, $148 million is recorded in Other current liabilities and $383 million is recorded in Other non-current liabilities.

(2)
Estimated remediation costs are not discounted to present value. The range of reasonably possible future costs does not take into consideration amounts expected to be recoverable through overhead charges on U.S. government contracts.

(3)
As of December 31, 2019, $119 million is deferred in Prepaid expenses and other current assets and $317 million is deferred in Other non-current assets. These amounts are evaluated for recoverability on a routine basis.

Although management cannot predict whether new information gained as our environmental remediation projects progress, or as changes in facts and circumstances occur, will materially affect the estimated liability accrued, except with respect to Bethpage, we do not anticipate that future remediation expenditures associated with our currently identified projects will have a material adverse effect on the company’s consolidated financial position as of December 31, 2019, or its annual results of operations and/or cash flows. With respect to Bethpage, the State of New York issued a Feasibility Study and an Amended Record of Decision, seeking to impose additional remedial requirements. The company is engaged in discussions with the State of New York and other potentially responsible parties. As discussed in Note 11, the remediation standards or requirements to which we are subject are being reconsidered and may change and costs may increase materially.
Financial Arrangements
In the ordinary course of business, the company uses standby letters of credit and guarantees issued by commercial banks and surety bonds issued principally by insurance companies to guarantee the performance on certain obligations. At December 31, 2019, there were $498 million of stand-by letters of credit and guarantees and $182 million of surety bonds outstanding.
Indemnifications
The company has provided indemnifications for certain environmental, income tax and other potential liabilities in connection with certain of its divestitures. The settlement of these liabilities is not expected to have a material adverse effect on the company’s consolidated financial position as of December 31, 2019, or its annual results of operations and/or cash flows.